Partners' Equity:	6 Months Ended
Jun. 30, 2015
Partners' Equity
Partners' Equity:
8. Partners' Equity:

Common Units Offering: On June 18, 2014, the Partnership completed a follow on public offering of 5,520,000 common units, including the full exercise of the underwriters' over-allotment option to purchase up to 720,000 common units. The net proceeds from the offering amounted to $120.5 million, after deducting the underwriting discount of $4.7 million and offering expenses incurred of $0.6 million and were used to fund the acquisition of the Arctic Aurora (Note 3(c)). Simultaneously with the closing of this offering, the Partnership issued $5,526 General Partner units to the Sponsor to allow it to maintain its 0.1% general partner interest for which the Partnership received $126. No equity offerings occurred since then.

As of June 30, 2015 and December 31, 2014, the Partnership had 20,505,000 common units, 14,985,000 subordinated units and 35,526 general partner units issued and outstanding.
Distributions: The partnership agreement provides for minimum quarterly distributions of a specified dollar amount to the extent there is sufficient cash from operations after establishment of cash reserves and payment of fees and expenses, including payments to the General Partner. In general, the Partnership pays quarterly cash distributions in the following manner:

•            first, 99.9% to the holders of common units and 0.1% to the General Partner, until each common unit has received a minimum quarterly distribution of a specified dollar amount plus any arrearages from prior quarters
•      second, 99.9% to the holders of subordinated units and 0.1% to the General Partner, until each subordinated unit has received a minimum quarterly distribution of a specified dollar amount; and

•      third, 99.9% to all unitholders, pro rata, and 0.1% to the General Partner, until each unit has received an aggregate distribution of a specified dollar amount

Thereafter, the percentage allocations of the additional available cash from operating surplus among the unitholders, the General Partner and the holders of the incentive distribution rights up to the various target distribution levels are as follows:

	Total Quarterly Distribution Target Amount	Unitholders	General Partner	Holders of IDRs
Minimum Quarterly Distribution	$0.365	99.9%	0.1%	0.0%
First Target Distribution	up to $0.420	99.9%	0.1%	0.0%
Second Target Distribution	above $0.420 up to $0.456	85.0%	0.1%	14.9%
Third Target Distribution	Above $0.456 up to $0.548	75.0%	0.1%	24.9%
Thereafter	above $0.548	50.0%	0.1%	49.9%

Under the partnership agreement, the holder of the incentive distribution rights in the Partnership, which is currently the General Partner, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the first target distribution.

On January 14, 2015, the Partnership's Board of Directors approved its increased over the previous quarter cash distribution for the fourth quarter of 2014 of $0.4225 per common and subordinated unit, or $15.0 million, which was paid on February 12, 2015 to all unitholders of record as of February 5, 2015.

On April 16, 2015 the Partnership's Board of Directors approved a quarterly cash distribution, for the quarter ended March 31, 2015 of $0.4225 per common and subordinated unit, or $15.0 million, which was paid on May 12, 2015, to all unitholders of record as of May 5, 2015.

          During the six month periods ended June 30, 2015 and 2014, the Partnership paid to its' General Partner and holder of the incentive distribution rights in the Partnership an amount of $64 and $16, respectively.